UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 7, 2025
SOLVENTUM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 001-41968	92-2008841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, Building 275-6W 2510 Conway Avenue East, Maplewood, Minnesota		55144
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	SOLV	New York Stock Exchange
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition
On August 7, 2025, Solventum issued a press release reporting second-quarter 2025 financial results (attached hereunder as Exhibit 99.1 and incorporated herein by reference).
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated as of August 7, 2025, of Solventum Corporation (furnished pursuant to Item 2.02 hereof)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLVENTUM CORPORATION

By:	/s/ Matthew M. Rice

Matthew M. Rice
Vice President, Associate General Counsel & Assistant Secretary
Dated: August 7, 2025